UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JetBlue Airways Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT RELATING TO
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2025

EXPLANATORY NOTE

This Proxy Statement Supplement, dated April 8, 2025 (this “Supplement”), supplements the Definitive Proxy Statement of JetBlue Airways Corporation (“JetBlue” or the “Company”) filed with the Securities and Exchange Commission on April 2, 2025 (the “Proxy Statement”), relating to the Annual Meeting of Stockholders of the Company to be held on May 14, 2025 in a virtual meeting format only.

The purpose of this Supplement is to correct a typographical error in the beneficial ownership table included on pages 77 and 78 of the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”.

Accordingly, the Proxy Statement disclosure under the heading “Security Ownership of Certain Beneficial Owners and Management” is amended and replaced in its entirety with the following disclosure. No other changes have been made to the Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 21, 2025, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors serving as of March 21, 2025, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.”

Executive Officers and Directors—Name of Beneficial Owner	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percentage of Class
Joanna Geraghty	520,096	1,878,442	*
Martin St. George	85,147	554,655	*
Ursula Hurley	248,669	1,078,851	*
Warren Christie	177,429	613,002	*
Carol Clements	166,806	605,221	*
Peter Boneparth	60,398	144,890	*
Monte Ford	45,385	75,837	*
Ellen Jewett	58,764	131,354	*
Robert Leduc	6,530	84,595	*
Jesse Lynn	—	51,710	*
Teri McClure	42,713	61,310	*
Sean Menke	—	26,723	*
Steven Miller	—	51,710	*
Nikhil Mittal	116,443	162,998	*
Sarah Robb O’Hagan	25,266	90,243	*
Vivek Sharma	45,385	82,707	*
Thomas Winkelmann	13,379	118,370	*
All executive officers and directors as a group (19 persons)	1,099,140	4,163,964	1.18%
5% Stockholders — Name of Beneficial Owner
BlackRock Inc.(3)	51,996,013		14.67%
Vladimir Galkin and Angelica Galkin(4)	34,609,605		9.77%
Icahn Capital LP(5)	33,621,735		9.49%
The Vanguard Group(6)	31,962,793		9.02%
FMR LLC(7)	21,019,549		5.93%
*	Represents ownership of less than one percent.

2025 PROXY STATEMENT	77

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within 60 days of March 21, 2025 are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days of March 21, 2025, 0.31% of the outstanding common stock. A total of 354,339,854 shares of common stock were outstanding on March 21, 2025, pursuant to rule 13d-3(d)(1) under the Exchange Act.
(2)	This column shows the individual’s total JetBlue stock-based holdings, including the voting securities shown in the “Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non-voting interests including, as appropriate, deferred stock units, performance stock units and restricted stock units which will not vest or become exercisable within 60 days of March 21, 2025. If all of the equity represented in the Total column were to vest (with no equity cancelled or forfeited), all executive officers and directors, as a group, would own 1.18% of the outstanding common stock.
(3)	The information reported is based on a Schedule 13G/A, as filed with the SEC on November 8, 2024, in which BlackRock, Inc. and certain of its subsidiaries reported that they held sole voting power over 51,996,013 shares and sole dispositive power over 46,651,828 shares. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)	The information reported is based on a Schedule 13D, as filed with the SEC on September 5, 2024, in which Vladimir Galkin and Angelica Galkin reported that they had sole voting power 0 shares, sole dispositive power over 0 shares and shared voting and dispositive power over 34,609,605 shares. The principal business address is 10900 NW 97th Street, #102, Miami, FL 33178.
(5)	The information reported is based on a Schedule 13D/A, as filed with the SEC on February 19, 2025, in which Carl C. Icahn and affiliated entities (collectively, the “Icahn Group”) reported that they held shared voting and dispositive power over 33,621,735 shares. The principal business address of 560 State Street LLC is 312 Walnut Street, Suite 2000, Cincinnati, OH 45202 and the principal business address of each other member of the Icahn Group is c/o Icahn Associates Holding LLC, 16690 Collins Avenue, PH-1, Sunny Isles Beach, FL 33160.
(6)	The information reported is based on a Schedule 13G/A, as filed with the SEC on November 12, 2024, in which The Vanguard Group reported that it held shared voting power over 157,001 shares, sole dispositive power over 31,962,793 shares, and shared dispositive power over 326,712 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(7)	The information reported is based on a Schedule 13G, as filed with the SEC on February 12, 2025, in which FMR LLC and certain of its affiliates reported that FMR LLC, a parent holding company, had sole voting power over 20,875,328 and sole dispositive power over 21,019,548 shares and shared dispositive power over 0 shares. The principal business address of FMR LLC is 245 Summer Street, Boston, MA 02210.

78	2025 PROXY STATEMENT